UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22911

Reality Shares ETF Trust
(Exact name of registrant as specified in charter)

402 West Broadway, Suite 2800
San Diego, CA 92101
(Address of principal executive offices) (Zip code)

Eric R. Ervin
c/o Reality Shares Advisors, LLC
402 West Broadway, Suite 2800
San Diego, CA 92101
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 487-1445

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Reality Shares DIVCON Leaders Dividend ETF (LEAD)
Reality Shares DIVCON Dividend Defender ETF (DFND)
Reality Shares NASDAQ NexGen Economy ETF (BLCN)
Annual Report
October 31, 2020
Important Notice
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://realityshares.com/materials, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (855) 595-0240.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (855) 595-0240 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.
The financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
Not FDIC Insured • No Bank Guarantee • May Lose Value
ALPS Distributors, Inc., distributor.

Letter to Shareholders (Unaudited)
Dear Shareholder:
If we have learned anything in this past year, it is that global events and market’s reactions to those events are anything but predictable. We hope that you and your loved ones are safe during these trying times.
COVID aside, this was more than an eventful year for the Reality Shares team as we not only dealt with the highs and lows and subsequent highs of the markets, but we also entered into an agreement to sell the exchange traded funds operations aspect of the business to Siren Advisors and their ETF Trust. As of this writing, this will be my last letter to you as portfolio manager, however we will continue to operate and manage the indexes that the funds are tracking. To that end, we will continue to be very committed to the outcomes you have come to expect from us. While we will no longer be the primary point of contact for your questions about the funds themselves. We remain committed to the management and maintenance of the indexes and the underlying intellectual property that they are based on. Should you ever have any questions, please do not hesitate to reach out to us. Owning and operating an ETF business has been a wonderful journey, and we are grateful to each and every one of our shareholders for allowing us to manage your wealth for the past 6 years. It was truly an honor.
2020 turned out to be a true test for our funds LEAD, DFND and BLCN, and I am pleased to report that not only did they perform favorably, relative to their respective benchmarks, they did so with less risk (as measured by volatility) than the underlying benchmarks as well. As you can see from the performance table below, both of the strategies that are based on the DIVCON™ Dividend Health Scoring system performed favorably for the past twelve months as well as the year to date performance. LEAD which is a long-only strategy made up of highest rated stocks based on their DIVCON scores has now outperformed the S&P 500 after fees and expenses on a YTD, 1 year, 3 year, and since inception basis. This is no small feat considering how difficult it is for most actively managed fund managers to outperform the S&P 500. DFND also showed great resilience during the significant market selloff in the first quarter of 2020. Year to date, DFND is up 11.87% net of fees compared to just 2.77% for the S&P 500 and 3.47% for the HFRX Equity Hedge Index.
The Reality Shares Nasdaq NextGen Economy fund, BLCN also performed favorably during the period. The BLCN ETF is based on a global portfolio of companies so the more appropriate benchmark is the MSCI All Country World Index. As you can see from the performance table, the fund significantly outperformed the MSCI ACWI over the past YTD, 1 year, and since inception by a significant margin. We note that the index methodology has a heavy emphasis on identifying companies with strong investment into blockchain technology. We feel this technology is still in its infancy, and it is our opinion that over the coming years this technology will reshape many of the ways we currently transact with one another. The companies who are investing in the technology early on, have the potential to gain significant advantages over their competition if our thesis is correct.
Again, I would like to thank each and everyone of our shareholders who have taken the leap of faith to entrust a portion of their investment portfolio to us over the years. We are humbled and grateful for the opportunity.
Thank you for your confidence in Reality Shares.
Sincerely,
Eric R. Ervin
President and CEO Reality Shares, Inc.
1
S&P Global, Howard Silverblatt, October 4, 2019

2
DIVCON is a proprietary dividend health rating system developed by Reality Shares

3
BLCN represents the Reality Shares Nasdaq NexGen Economy ETF

1

Letter to Shareholders (Unaudited)
Reality Shares ETF Trust Funds
Performance Returns
as of October, 2020
	1M	3M	YTD	1Y	3Y	Incept. (Cum.)	Incept. (Ann.)
DFND — NAV	-2.64%	-0.31%	11.87%	15.12%	11.01%	51.51%	9.04%
DFND — Market Price	-3.18%	-0.61%	11.24%	14.61%	10.83%	51.12%	8.98%
DIVCON Dividend Defender Index	-2.56%	-0.05%	12.13%	15.50%	11.24%	54.58%	9.50%
S&P 500 Total Return Index	-2.66%	0.37%	2.77%	9.71%	10.42%	90.42%	14.36%
HFRX Equity Hedge Index	-0.54%	2.17%	-3.47%	-1.44%	-0.45%	10.66%	2.13%
LEAD — NAV	-3.04%	0.27%	10.49%	18.98%	13.88%	87.92%	13.98%
LEAD — Market Price	-2.90%	0.05%	10.22%	18.94%	13.71%	87.29%	13.90%
DIVCON Leaders Dividend Index	-3.01%	0.50%	11.06%	19.57%	14.45%	93.00%	14.61%
S&P 500 Total Return Index	-2.66%	0.37%	2.77%	9.71%	10.42%	78.57%	12.78%
BLCN — NAV	-2.84%	0.09%	29.00%	38.81%	N/A	42.17%	13.45%
BLCN — Market Price	-3.14%	0.46%	30.07%	39.78%	N/A	42.29%	13.48%
RS Nasdaq Blockchain Economy NTR Index	-2.70%	0.31%	28.58%	38.60%	N/A	42.68%	13.59%
MSCI ACWI Total Return Index	-2.43%	0.20%	-1.09%	4.89%	5.52%	8.85%	3.09%
2

Management Discussion of Fund Performance
(Unaudited) October 31, 2020
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
The Reality Shares DIVCON Leaders Dividend ETF (LEAD) seeks to invest in large-cap U.S. companies with the highest likelihood of implementing forward dividend increases as rated by the Reality Shares DIVCON2 dividend health scoring system. These companies often have strong balance sheets and other positive fundamental factors that contribute to overall dividend health. For the 12 months ending October 31, 2020, the LEAD ETF generated a NAV return of 18.98%, outperforming the 9.7% return of the S&P 500 Total Return Index.1 New highs in earnings and dividend payouts in the companies included in LEAD’s benchmark Index drove performance during the period. In the last 12 months, the LEAD ETF portfolio exhibited an average annual dividend growth rate of 12.3%, compared to just 5.9% for the S&P 500.
It is our belief that stocks with higher rates of dividend growth also have the potential to be reflective of higher earnings growth. Following recent history, sectors like Information Technology and Consumer Discretionary recorded improving rates of dividend growth, buoyed by a strong and improving U.S. economy, and as a result drove strong absolute returns for LEAD. With its rules-based index methodology based on DIVCON, LEAD has little exposure to the sectors with tepid outlooks for dividend increases. Focusing on companies that exhibit strong dividend growth, LEAD has performed relatively in-line with the S&P 500 with no exposure to some of the more high-profile technology stocks that pay no regular dividends.
Looking ahead, the portfolio management team expects that the COVID-19 would continue challenge most of the businesses in the U.S. and the large companies definitely have more weapons to overcome the difficulity than the others. In this economic scenario we believe high quality companies (as indicated by DIVCON) in the LEAD ETF are well positioned to perform, as LEAD’s investment portfolio seeks to deliver the highest quality dividend growers.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2020
		Since Inception (January 6, 2016)
Fund
NAV Return	18.98%	14.01%
Market Price	18.94%	13.93%
Index
DIVCON Leaders Dividend Index	19.57%	14.61%
S&P 500 Total Return Index	9.71%	12.78%
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
 Reality Shares ETF Trust 3

Management Discussion of Fund Performance
(Unaudited) October 31, 2020 (continued)
Reality Shares DIVCON Dividend Defender ETF (DFND)
The Reality Shares DIVCON Dividend Defender ETF (DFND) utilizes a hedged-equity portfolio comprised of long and short stock positions. DFND’s rules-based investment strategy invests 75% of its portfolio market value in large-cap stocks with the highest probability for dividend increases within a year, as analyzed and rated by the Reality Shares DIVCON dividend health scoring system. The remaining 25% of the portfolio market value is a short position3 in U.S. large cap stocks with the highest probability of cutting their dividends within a year, as measured by DIVCON.
During the 12-month period ending October 31, 2020, the Fund generated a NAV return of 15.1%, compared to the HRFX Equity Hedge Index4 at -1.4% and the S&P 500 Total Return1 at 9.7%. Currently, the Fund’s 3-to-1 long/short hedged strategy includes sector overweight long positions in Industrials, Information Technology and Health Care, while seeking additional return through short positions in companies included in the Energy and Materials sectors. In the last 12 months, the DFND ETF long portfolio exhibited an average annual dividend growth rate of 12.3%, while the short portfolio exhibited an average 38.6% dividend cut. For comparison, the S&P 500 dividend growth was 5.9%.
Because of the long and short nature of the fund, DFND strives to provide more stable returns with lower volatility and lower correlation to the broad market. Looking forward, portfolio management believes the combination of the long and short positions in DFND could help lend stability to returns in an environment of continued market volatility.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2020
		Since Inception (January 14, 2016)
Fund
NAV Return	15.12%	9.04%
Market Price	14.61%	8.98%
Index
DIVCON Dividend Defender Index	15.50%	9.50%
S&P 500 Total Return Index	9.71%	14.36%
HFRX Equity Hedged Index	−1.44%	2.13%
The chart above represents historical performance of a hypothetical investment of  $10,000 over the life of the Fund.
4 Reality Shares ETF Trust

Management Discussion of Fund Performance
(Unaudited) October 31, 2020 (continued)
Reality Shares Nasdaq NexGen Economy ETF (BLCN)
The Reality Shares Nasdaq NexGen Economy ETF (ticker: BLCN), which launched Jan. 17, 2018, seeks to identify global companies that are actively developing, researching or utilizing blockchain technologies. For the 12-months ended October 31, 2020, the BLCN NAV generated a return of 38.8%, outperforming the MSCI ACWI Total Return Index,5 which returned 4.9%.
Strong earnings from large U.S. companies, a robust economy, and a growing number of innovative and practical applications for blockchain technology manifesting in many commercial sectors helped lift BLCN during the period.
BLCN’s underlying portfolio companies are implementing and developing blockchain technologies that have the potential to drive longer-term economic results. BLCN’s portfolio managers believe that prospects for long-term growth in companies utilizing blockchain technologies are strong, as evidenced by the many global players that are implementing innovative applications of the technology. BLCN utilizes the Reality Shares Blockchain Score6 methodology to seek companies that may benefit most from investments in blockchain technology, evaluated on several factors including direct economic impact and research and development investment. As the first passively managed exchange-traded fund investing in blockchain-related companies, BLCN seeks and invests in these innovative companies around the world deploying varying business models and use cases for blockchain technology.
Fund Performance History (%)	1 Year	Total Return As of October 31, 2020
		Since Inception (January 17, 2018)
Fund
NAV Return	38.81%	13.48%
Market Price	39.78%	13.52%
Index
NASDAQ Blockchain Economy NTR Index	38.60%	13.59%
MSCI ACWI Total Return Index	4.89%	3.09%
 Reality Shares ETF Trust 5

Management Discussion of Fund Performance
(Unaudited) October 31, 2020 (concluded)
Footnotes
1
S&P 500 Index is a broad stock market index of 500 large companies based on market capitalization. S&P 500 Total Return Index is the S&P 500 Index with dividends reinvested.

2
DIVCON® is a dividend health rating system created by Reality Shares Advisors, LLC which assesses the likelihood that companies will grow or cut their dividends.

3
A short, or short stock position, is a directional trading or investment strategy where the shares of borrowed stock are sold in the open market, with the belief that the security’s price will decline, enabling it to be bought back at a lower price to make a profit.

4
HFRX Equity Hedge Index tracks equity hedge strategies that employ sophisticated quantitative techniques. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. One cannot invest directly in an index.

5
MSCI ACWI Total Return Index captures large and mid-cap representation across 23 developed markets and 24 emerging markets countries. One cannot invest directly in an index.

6
The Reality Shares Blockchain Score® methodology is a rules-based, quantitative process built to evaluate the highest-quality companies in various industries across the globe based on their blockchain-related innovative potential.

Disclosures:
The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter.
Performance data current to the most recent month end may be obtained by visiting www.realityshares.com. The investment return and principal value of an investment will fluctuate, so that shares, when sold or redeemed, may be worth more or less than their original cost.
Investing involves risks, including possible loss of principal. Past performance does not guarantee future results. There is no assurance the stated objective(s) will be met. Not FDIC insured.
For LEAD and DFND, there is no guarantee or assurance the methodology used to create the respective Benchmark Index will result in the Fund achieving positive returns. The Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund. Each Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets that produce inferior investment returns or provide exposure to greater risk of loss. The investment portfolio for DFND includes securities sold short. Securities sold short create special risks which may result in increased volatility of returns and counter-party risk. Investments in short sales may also incur dividend and borrowing expenses and may result in the Fund being less tax-efficient.
This material must be preceded or accompanied by a prospectus.
Principal risks for BLCN include Authorized Participant Concentration Risk, Blockchain Technology Risk, Depositary Receipt Risk, Emerging Markets Risk, Equity Risk, ETF Trading Risk, Foreign Issuer Exposure Risk, Geographic Concentration Risk, Non-Blockchain Technology Business Line Risk, Index Performance Risk, Index Tracking Error Risk, Sector Risk, Industry Concentration Risk, Market Risk, and Non-Diversification Risk. See prospectus for full description of risks. Contact 855.595.0240 or info@realityshares.com or visit realityshares.com for more information.
Blockchain technology is a new and developing technology protocol developed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased economic returns to any company in which BLCN invests. There can be no assurance that blockchain technology will affect the primary lines of business in the Fund’s portfolio companies to have a positive impact on a company’s financial condition. The principal value of debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Benchmark Index for BLCN was created and is maintained through a collaboration between Reality Shares and Nasdaq, and the Fund is listed on the Nasdaq exchange.
Reality Shares Advisors, LLC is the Investment Advisor. ALPS Distributors, Inc. is the Distributor for the Fund. ALPS Distributors, Inc. is not affiliated with Reality Shares Advisors, LLC, or Nasdaq.
6 Reality Shares ETF Trust

Shareholder Expense Example (Unaudited)
October 31, 2020
As a shareholder of one or more Funds of the Reality Shares ETF Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The actual and hypothetical expense examples in the table below are based on an investment of  $1,000 invested at the beginning of the six month period and held for the entire period (May 1, 2020 to October 31, 2020).
Actual expenses
The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period Per $1,000” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value October 31, 2020	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000*
Reality Shares DIVCON Leaders Dividend ETF
Actual	$1,000.00	$1,153.50	0.43%	$2.33
Hypothetical(1)	$1,000.00	$1,022.97	0.43%	$2.19
Reality Shares DIVCON Dividend Defender ETF
Actual	$1,000.00	$1,077.60	1.41%	$7.36
Hypothetical(1)	$1,000.00	$1,018.05	1.41%	$7.15
Reality Shares NASDAQ NexGen Economy ETF
Actual	$1,000.00	$1,361.30	0.68%	$4.04
Hypothetical(1)	$1,000.00	$1,021.72	0.68%	$3.46

(1)
5% return before expenses.

*
Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

 Reality Shares ETF Trust 7

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2020

	Shares	Value
Common Stocks — 99.7%
Aerospace & Defense — 2.9%
HEICO Corp., Class A	5,932	$554,642
L3Harris Technologies, Inc.	2,906	468,186
		1,022,828
Air Freight & Logistics — 1.9%
Expeditors International of Washington, Inc.	7,604	671,965
Beverages — 1.7%
Brown-Forman Corp., Class B	8,725	608,220
Building Products — 3.5%
Lennox International, Inc.	2,128	578,093
Masco Corp.	12,019	644,218
		1,222,311
Capital Markets — 13.0%
Cboe Global Markets, Inc.	4,585	372,715
FactSet Research Systems, Inc.	2,249	689,319
MarketAxess Holdings, Inc.	1,579	850,844
Moody’s Corp.	2,459	646,471
MSCI, Inc.	2,173	760,202
S&P Global, Inc.	2,147	692,901
T Rowe Price Group, Inc.	4,479	567,310
		4,579,762
Commercial Services & Supplies — 4.7%
Cintas Corp.	2,308	725,982
Rollins, Inc.	16,018	926,641
		1,652,623
Consumer Finance — 1.2%
American Express Co.	4,655	424,722
Electronic Equipment Instruments & Components — 3.1%
Amphenol Corp., Class A	5,356	604,371
CDW Corp.	4,093	501,802
		1,106,173
Entertainment — 2.2%
Activision Blizzard, Inc.	10,246	775,930
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	1,910	683,054
Food Products — 1.5%
Hershey Co. (The)	3,762	517,124
Health Care Equipment & Supplies — 6.6%
Baxter International, Inc.	6,904	535,543
ResMed, Inc.	3,686	707,491
West Pharmaceutical Services, Inc.	3,937	1,071,140
		2,314,174
Health Care Providers & Services — 3.6%
Humana, Inc.	1,668	665,999
UnitedHealth Group, Inc.	1,966	599,905
		1,265,904
Hotels, Restaurants & Leisure — 2.1%
Domino’s Pizza, Inc.	1,929	729,779

	Shares	Value
Household Durables — 2.0%
DR Horton, Inc.	10,437	$697,296
Industrial Conglomerates — 1.6%
Honeywell International, Inc.	3,370	555,881
IT Services — 6.4%
Amdocs Ltd.	8,133	458,538
Booz Allen Hamilton Holding Corp.	7,994	627,529
Mastercard, Inc., Class A	2,029	585,651
Visa, Inc., Class A	3,200	581,472
		2,253,190
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	6,673	681,247
Machinery — 9.0%
Cummins, Inc.	3,112	684,298
IDEX Corp.	3,401	579,496
Illinois Tool Works, Inc.	3,174	621,723
Nordson Corp.	3,272	632,903
Xylem, Inc.	7,454	649,542
		3,167,962
Personal Products — 1.8%
Estee Lauder Cos., Inc. (The), Class A	2,912	639,650
Pharmaceuticals — 6.7%
Eli Lilly and Co.	4,657	607,552
Johnson & Johnson	3,924	538,020
Merck & Co., Inc.	6,174	464,347
Zoetis, Inc.	4,770	756,283
		2,366,202
Semiconductors & Semiconductor Equipment — 6.0%
KLA Corp.	3,381	666,665
Skyworks Solutions, Inc.	5,476	773,704
Texas Instruments, Inc.	4,727	683,477
		2,123,846
Software — 4.2%
Intuit, Inc.	2,267	713,380
Microsoft Corp.	3,756	760,477
		1,473,857
Specialty Retail — 4.5%
Home Depot, Inc. (The)	2,600	693,446
Ross Stores, Inc.	5,097	434,112
TJX Cos., Inc. (The)	9,204	467,563
		1,595,121
Textiles, Apparel & Luxury Goods — 2.0%
NIKE, Inc., Class B	5,788	695,023
Trading Companies & Distributors — 3.7%
Fastenal Co.	15,562	672,745
W.W. Grainger, Inc.	1,793	627,586
		1,300,331
Total Common Stocks (Cost $28,025,672)		35,124,175

The accompanying notes are an integral part of these financial statements.
8 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2020

	Shares	Value
Money Markets — 0.3%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, -0.03%(a) (Cost $112,096)	112,096	$112,096

	Shares	Value
Total Investments — 100.0%
(Cost $28,137,768)		$35,236,271
Other Assets in Excess of Liabilities — 0.0%(b)		2,041
Net Assets — 100.0%		$35,238,312

(a)
Reflects the 7-day yield at October 31, 2020.

(b)
Rounds to less than 0.1%.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$35,124,175	$—	$—	$35,124,175
Money Markets	112,096	—	—	112,096
Total Assets	$35,236,271	$—	$—	$35,236,271

*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 9

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2020

Summary of Schedule of Investments
Industry	% of Net Assets
Aerospace & Defense	2.9%
Air Freight & Logistics	1.9
Beverages	1.7
Building Products	3.5
Capital Markets	13.0
Commercial Services & Supplies	4.7
Consumer Finance	1.2
Electronic Equipment Instruments & Components	3.1
Entertainment	2.2
Food & Staples Retailing	1.9
Food Products	1.5
Health Care Equipment & Supplies	6.6
Health Care Providers & Services	3.6
Hotels, Restaurants & Leisure	2.1
Household Durables	2.0
Industrial Conglomerates	1.6
IT Services	6.4
Life Sciences Tools & Services	1.9
Machinery	9.0
Personal Products	1.8
Pharmaceuticals	6.7
Semiconductors & Semiconductor Equipment	6.0
Software	4.2
Specialty Retail	4.5
Textiles, Apparel & Luxury Goods	2.0
Trading Companies & Distributors	3.7
Money Markets	0.3
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0(a)
Net Assets	100.0%

(a)
Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
10 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2020

	Shares	Value
Common Stocks(a) — 74.8%
Aerospace & Defense — 2.2%
HEICO Corp., Class A	6,043	$565,020
L3Harris Technologies, Inc.	2,951	475,436
		1,040,456
Air Freight & Logistics — 1.4%
Expeditors International of Washington, Inc.	7,736	683,630
Beverages — 1.3%
Brown-Forman Corp., Class B	8,883	619,234
Building Products — 2.6%
Lennox International, Inc.	2,146	582,983
Masco Corp.	12,242	656,171
		1,239,154
Capital Markets — 9.7%
Cboe Global Markets, Inc.	4,665	379,218
FactSet Research Systems, Inc.	2,289	701,578
MarketAxess Holdings, Inc.	1,595	859,466
Moody’s Corp.	2,505	658,565
MSCI, Inc.	2,198	768,948
S&P Global, Inc.	2,183	704,520
T Rowe Price Group, Inc.	4,558	577,316
		4,649,611
Commercial Services & Supplies — 3.5%
Cintas Corp.	2,346	737,935
Rollins, Inc.	16,325	944,401
		1,682,336
Consumer Finance — 0.9%
American Express Co.	4,739	432,386
Electronic Equipment Instruments & Components — 2.4%
Amphenol Corp., Class A	5,451	615,091
CDW Corp.	4,151	508,912
		1,124,003
Entertainment — 1.7%
Activision Blizzard, Inc.	10,437	790,394
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	1,929	689,849
Food Products — 1.1%
Hershey Co. (The)	3,823	525,510
Health Care Equipment & Supplies — 4.9%
Baxter International, Inc.	7,030	545,317
ResMed, Inc.	3,755	720,735
West Pharmaceutical Services, Inc.	3,994	1,086,647
		2,352,699
Health Care Providers & Services — 2.7%
Humana, Inc.	1,694	676,381
UnitedHealth Group, Inc.	1,980	604,177
		1,280,558
Hotels, Restaurants & Leisure — 1.6%
Domino’s Pizza, Inc.	1,963	742,642

	Shares	Value
Household Durables — 1.5%
DR Horton, Inc.	10,632	$710,324
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	3,431	565,943
IT Services — 4.8%
Amdocs Ltd.	8,278	466,714
Booz Allen Hamilton Holding Corp.	8,137	638,754
Mastercard, Inc., Class A	2,068	596,908
Visa, Inc., Class A	3,252	590,921
		2,293,297
Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	6,802	694,416
Machinery — 6.7%
Cummins, Inc.	3,164	695,732
IDEX Corp.	3,445	586,994
Illinois Tool Works, Inc.	3,223	631,321
Nordson Corp.	3,328	643,735
Xylem, Inc.	7,582	660,695
		3,218,477
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	2,954	648,876
Pharmaceuticals — 5.0%
Eli Lilly and Co.	4,740	618,380
Johnson & Johnson	3,987	546,658
Merck & Co., Inc.	6,276	472,018
Zoetis, Inc.	4,854	769,602
		2,406,658
Semiconductors & Semiconductor Equipment — 4.5%
KLA Corp.	3,438	677,905
Skyworks Solutions, Inc.	5,563	785,996
Texas Instruments, Inc.	4,800	694,032
		2,157,933
Software — 3.1%
Intuit, Inc.	2,299	723,449
Microsoft Corp.	3,819	773,233
		1,496,682
Specialty Retail — 3.4%
Home Depot, Inc. (The)	2,633	702,247
Ross Stores, Inc.	5,185	441,607
TJX Cos., Inc. (The)	9,369	475,945
		1,619,799
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	5,890	707,271
Trading Companies & Distributors — 2.8%
Fastenal Co.	15,851	685,239
W.W. Grainger, Inc.	1,813	634,586
		1,319,825
Total Common Stocks (Cost $33,168,911)		35,691,963

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 11

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2020

	Shares	Value
Money Markets — 26.0%
Blackrock Federal FD 30 Instl, 0.04%(a)(b)	4,542	$4,542
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, -0.03%(b)(c)	12,401,133	12,401,133
(Cost $12,405,675)		12,405,675
Total Investments Before Securities Sold Short (Cost $45,574,586)		48,097,638
Securities Sold Short
Common Stocks — (19.3)%
Aerospace & Defense — (0.8)%
Howmet Aerospace, Inc.	(21,325)	(367,856)
Automobiles — (1.0)%
Ford Motor Co.	(63,057)	(487,431)
Diversified Telecommunication — (0.9)%
CenturyLink, Inc.	(49,435)	(426,130)
Electric Utilities — (1.3)%
Avangrid, Inc.	(12,716)	(627,407)
Energy Equipment & Services — (0.7)%
Halliburton Co.	(28,590)	(344,795)
Food Products — (3.4)%
Conagra Brands, Inc.	(21,160)	(742,504)
Kraft Heinz Co. (The)	(27,876)	(852,727)
		(1,595,231)
Hotels, Restaurants & Leisure — (0.9)%
Wynn Resorts Ltd.	(5,974)	(432,697)

	Shares	Value
Insurance — (2.6)%
Loews Corp.	(11,328)	$(392,855)
Progressive Corp. (The)	(9,225)	(847,778)
		(1,240,633)
Metals & Mining — (3.7)%
Arconic Corp.*	(2,882)	(62,655)
Freeport-McMoRan, Inc.	(99,283)	(1,721,567)
		(1,784,222)
Oil, Gas & Consumable Fuels — (2.0)%
Chevron Corp.	(3,309)	(229,975)
Williams Cos., Inc. (The)	(36,937)	(708,821)
		(938,796)
Software — (1.0)%
NortonLifeLock, Inc.	(24,025)	(494,194)
Technology Hardware, Storage & Peripherals — (1.0)%
Western Digital Corp.	(12,772)	(481,888)
Total Securities Sold Short [Proceeds $(9,080,972)]		(9,221,280)
Total Investments — 81.5% (Cost $36,493,614)		38,876,358
Other Assets in Excess of Liabilities — 18.5%		8,810,021
Net Assets — 100.0%		$47,686,379

*
Non-income producing securities.

(a)
Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2020 was $20,928,527 which includes cash in the amount of  $8,836,144.

(b)
Reflects the 7-day yield at October 31, 2020.

(c)
see Note 7 in the Notes to Financial Statements.

Represents investments greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$35,691,963	$—	$—	$35,691,963
Money Markets	12,405,675	—	—	12,405,675
Total Assets	$48,097,638	$—	$—	$48,097,638
Liabilities
Common Stocks*	$(9,221,280)	$—	$—	$(9,221,280)
Total Liabilities	$(9,221,280)	$—	$—	$(9,221,280)

*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
12 Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2020

Summary of Schedule of Investments
Industry	% of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	1.4
Automobiles	(1.0)
Beverages	1.3
Building Products	2.6
Capital Markets	9.7
Commercial Services & Supplies	3.5
Consumer Finance	0.9
Diversified Telecommunication	(0.9)
Electric Utilities	(1.3)
Electronic Equipment Instruments & Components	2.4
Energy Equipment & Services	(0.7)
Entertainment	1.7
Food & Staples Retailing	1.4
Food Products	(2.3)
Health Care Equipment & Supplies	4.9
Health Care Providers & Services	2.7
Hotels, Restaurants & Leisure	0.7
Household Durables	1.5
Industrial Conglomerates	1.2
Insurance	(2.6)
IT Services	4.8
Life Sciences Tools & Services	1.5
Machinery	6.7
Metals & Mining	(3.7)
Oil, Gas & Consumable Fuels	(2.0)
Personal Products	1.4
Pharmaceuticals	5.0
Semiconductors & Semiconductor Equipment	4.5
Software	2.1
Specialty Retail	3.4
Technology Hardware, Storage & Peripherals	(1.0)
Textiles, Apparel & Luxury Goods	1.5
Trading Companies & Distributors	2.8
Money Markets	26.0
Total Investments	81.5
Other Assets in Excess of Liabilities	18.5
Net Assets	100.0%
The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 13

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2020

	Shares	Value
Common Stocks — 98.9%
Automobiles — 1.6%
Daimler AG	40,925	$2,116,613
Banks — 11.6%
Banco Santander SA*	788,604	1,585,094
Bank of America Corp.	63,088	1,495,186
Barclays PLC*	386,561	2,137,682
BOC Hong Kong Holdings Ltd.	562,777	1,560,276
Citigroup, Inc.	38,682	1,602,208
ING Groep NV*	205,016	1,398,209
JPMorgan Chase & Co.	21,759	2,133,252
Mizuho Financial Group, Inc.	121,556	1,490,090
Signature Bank/New York NY	18,613	1,502,814
		14,904,811
Capital Markets — 11.9%
ASX Ltd.	25,557	1,429,152
CME Group, Inc.	8,895	1,340,654
Deutsche Boerse AG	10,093	1,485,475
Galaxy Digital Holdings Ltd.*	653,165	2,189,708
Goldman Sachs Group, Inc. (The)	8,456	1,598,522
Intercontinental Exchange, Inc.	16,320	1,540,608
Nasdaq, Inc.	17,234	2,085,142
SBI Holdings, Inc.	88,140	2,017,592
TMX Group Ltd.	15,718	1,526,120
		15,212,973
Communications Equipment — 1.3%
Cisco Systems, Inc.	47,939	1,721,010
Consumer Finance — 1.3%
American Express Co.	17,887	1,632,010
Diversified Financial Services — 1.2%
Plus500 Ltd.	79,436	1,515,498
Diversified Telecommunication — 1.2%
Swisscom AG	3,014	1,533,390
Electrical Equipment — 0.1%
Siemens Energy AG*	6,164	134,986
Electronic Equipment, Instruments & Components — 1.5%
Hitachi Ltd.	56,176	1,881,848
Entertainment — 1.2%
NetEase, Inc.	17,361	1,506,761
Food & Staples Retailing — 1.3%
Walmart, Inc.	12,184	1,690,530
Industrial Conglomerates — 1.1%
Siemens AG	12,507	1,467,075
Insurance — 4.1%
Aon PLC, Class A	7,910	1,455,519
Ping An Insurance Group Co. of China Ltd., Class H	190,953	1,958,814
ZhongAn Online P&C Insurance Co. Ltd., Class H*,(a)	367,220	1,908,350
		5,322,683
	Shares	Value
Interactive Media & Services — 6.7%
Alphabet, Inc., Class A*	1,314	$2,123,569
Baidu, Inc.*	16,928	2,252,270
Facebook, Inc., Class A*	7,321	1,926,228
Tencent Holdings Ltd.	29,584	2,254,608
		8,556,675
Internet & Direct Marketing Retail — 7.6%
Alibaba Group Holding Ltd.*	7,745	2,359,824
Amazon.com, Inc.*	565	1,715,425
JD.com, Inc.*	29,862	2,434,350
Overstock.com, Inc.*	31,648	1,775,453
Rakuten, Inc.	148,818	1,444,904
		9,729,956
IT Services — 19.7%
Accenture PLC, Class A	10,055	2,181,030
Atos SE*	18,636	1,272,097
Broadridge Financial Solutions, Inc.	15,167	2,086,979
Digital Garage, Inc.	61,894	2,193,584
Fujitsu Ltd.	16,663	1,948,586
GMO internet, Inc.	82,268	2,190,875
Infosys Ltd.	124,434	1,775,673
International Business Machines Corp.	20,258	2,262,008
Mastercard, Inc., Class A	5,947	1,716,542
NTT Data Corp.	154,080	1,731,816
PayPal Holdings, Inc.*	10,665	1,985,077
Square, Inc., Class A*	15,108	2,339,927
Visa, Inc., Class A	8,416	1,529,271
		25,213,465
Professional Services — 1.4%
Thomson Reuters Corp.	22,762	1,772,022
Semiconductors & Semiconductor Equipment — 10.4%
Advanced Micro Devices, Inc.*	25,454	1,916,432
Intel Corp.	44,061	1,951,021
Micron Technology, Inc.*	34,187	1,720,973
NVIDIA Corp.	3,908	1,959,315
Taiwan Semiconductor Manufacturing Co. Ltd.	23,772	1,993,758
Texas Instruments, Inc.	12,091	1,748,238
Xilinx, Inc.	17,795	2,112,088
		13,401,825
Software — 7.8%
DocuSign, Inc.*	9,778	1,977,600
Microsoft Corp.	11,685	2,365,862
Oneconnect Financial Technology Co. Ltd.*	102,137	2,057,039
Oracle Corp.	36,297	2,036,625
SAP SE	14,253	1,522,648
		9,959,774

The accompanying notes are an integral part of these financial statements.
14 Reality Shares ETF Trust

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2020

	Shares	Value
Technology Hardware, Storage & Peripherals — 5.9%
Canaan, Inc.*	793,823	$1,730,534
Hewlett Packard Enterprise Co.	201,219	1,738,532
Samsung Electronics Co. Ltd.	1,719	2,171,097
Xiaomi Corp., Class B*,(a)	684,011	1,940,495
		7,580,658
Total Common Stocks (Cost $122,022,366)		126,854,563
Preferred Stocks — 0.6%
Internet & Direct Marketing Retail — 0.6%
Overstock.com, Inc. (Cost $464,318)	13,467	764,926

	Shares	Value
Money Markets — 0.2%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, -0.03%(b) (Cost $252,589)	252,589	$252,589
Total Investments — 99.7% (Cost $122,739,273)		127,872,078
Other Assets in Excess of Liabilities — 0.3%		322,572
Net Assets — 100.0%		$128,194,650

*
Non-income producing securities.

(a)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2020, the net value of these securities amounted to $3,848,845, which represents 3.0% of net assets.

(b)
Reflects the 7-day yield at October 31, 2020.

Fair Valuation Measurement
The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$126,854,563	$—	$—	$126,854,563
Preferred Stocks*	764,926	—	—	764,926
Money Markets	252,589	—	—	252,589
Total Assets	$127,872,078	$—	$—	$127,872,078

*
See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 15

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2020

Summary of Schedule of Investments
Industry	% of Net Assets
Automobiles	1.6%
Banks	11.6
Capital Markets	11.9
Communications Equipment	1.3
Consumer Finance	1.3
Diversified Financial Services	1.2
Diversified Telecommunication	1.2
Electrical Equipment	0.1
Electronic Equipment, Instruments & Components	1.5
Entertainment	1.2
Food & Staples Retailing	1.3
Industrial Conglomerates	1.1
Insurance	4.1
Interactive Media & Services	6.7
Internet & Direct Marketing Retail	8.2
IT Services	19.7
Professional Services	1.4
Semiconductors & Semiconductor Equipment	10.4
Software	7.8
Technology Hardware, Storage & Peripherals	5.9
Money Markets	0.2
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

Country / Region	% of Net Assets
United States	50.1%
China	17.1
Japan	11.6
Germany	5.2
Canada	2.6
South Korea	1.7
United Kingdom	1.7
Taiwan	1.5
India	1.4
Spain	1.2
Switzerland	1.2
Israel	1.2
Australia	1.1
Netherlands	1.1
France	1.0
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.
16 Reality Shares ETF Trust

Statements of Assets and Liabilities
October 31, 2020
	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares NASDAQ NexGen Economy ETF
Assets:
Investments, at value	$35,236,271	$48,097,638	$127,872,078
Cash	—	—	19,329
Cash held at broker for securities sold short	—	8,836,144	—
Foreign currency	—	—	1,700
Receivables
Dividend receivable	15,501	5,825	232,551
Reclaims receivable	—	—	146,313
Total Assets	35,251,772	56,939,607	128,271,971
Liabilities:
Securities sold short, at value	—	9,221,280	—
Payables
Advisory fees (Note 4)	13,460	31,948	77,321
Total Liabilities	13,460	9,253,228	77,321
Net Assets	$35,238,312	$47,686,379	$128,194,650
Net Assets Consist of:
Paid-in capital	$30,182,907	$47,847,247	$129,090,868
Total distributable earnings (accumulated loss)	5,055,405	(160,868)	(896,218)
Net Assets	$35,238,312	$47,686,379	$128,194,650
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	825,000	1,355,060	3,875,001
Net asset value (offering price and redemption price) per share	$42.71	$35.19	$33.08
Investments, at cost	$28,137,768	$45,574,586	$122,739,273
Foreign currency, at cost	$—	$—	$1,678
Securities sold short, proceeds	$—	$9,080,972	$—
The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 17

Statements of Operations
Year Ended October 31, 2020
	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares NASDAQ NexGen Economy ETF
Investment Income:
Dividend income	$439,016	$195,397	$1,223,741
Non-cash dividend income	—	—	158,000
Interest income	271	13,252	4,417
Foreign withholding tax	—	—	(91,588)
Total Income	439,287	208,649	1,294,570
Expenses:
Advisory fees (Note 4)	139,667	178,978	519,453
Dividends on securities sold short	—	156,600	—
Borrowing fees on securities sold short	—	10,433	—
Total Expenses	139,667	346,011	519,453
Net Investment income (loss)	299,620	(137,362)	775,117
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	123,706	(576,939)	(2,607,486)
Securities sold short	—	(178,324)	—
In-kind redemptions	2,776,263	1,099,133	10,116,497
Foreign currency transactions	—	—	(13,735)
Net realized gain	2,899,969	343,870	7,495,276
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,240,746	2,741,810	10,961,608
Securities sold short	—	(210,125)	—
Foreign currency translations	—	—	5,805
Net change in unrealized appreciation	2,240,746	2,531,685	10,967,413
Net realized and unrealized gain	5,140,715	2,875,555	18,462,689
Increase in net assets resulting from operations	$5,440,335	$2,738,193	$19,237,806
The accompanying notes are an integral part of these financial statements.
18 Reality Shares ETF Trust

Statements of Changes in Net Assets
	Reality Shares DIVCON Leaders Dividend ETF		Reality Shares DIVCON Dividend Defender ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$299,620	$567,755	$(137,362)	$46,841
Net realized gain (loss)	2,899,969	(362,127)	343,870	(97,360)
Net change in unrealized appreciation	2,240,746	5,307,926	2,531,685	663,427
Net increase in net assets resulting from operations	5,440,335	5,513,554	2,738,193	612,908
Distributions to Shareholders:	(321,796)	(568,034)	(14,654)	(46,093)
Shareholder Transactions:
Proceeds from shares sold	20,224,757	—	37,679,131	741,249
Proceeds from shares issued in connection with merger	—	—	10,108,401*	—
Cost of shares redeemed	(21,839,904)	(18,467,609)	(8,951,047)	(690,616)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,615,147)	(18,467,609)	38,836,485	50,633
Increase (Decrease) in net assets	3,503,392	(13,522,089)	41,560,024	617,448
Net Assets:
Beginning of year	31,734,920	45,257,009	6,126,355	5,508,907
End of year	$35,238,312	$31,734,920	$47,686,379	$6,126,355
Changes in Shares Outstanding:
Shares outstanding, beginning of year	875,000	1,425,000	200,000	200,000
Shares sold	525,000	—	1,100,000	25,000
Shares issued in connection with merger	—	—	330,060*	—
Shares redeemed	(575,000)	(550,000)	(275,000)	(25,000)
Shares outstanding, end of year	825,000	875,000	1,355,060	200,000

*
See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 19

Statements of Changes in Net Assets
	Reality Shares NASDAQ NexGen Economy ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$775,117	$1,107,947
Net realized gain (loss)	7,495,276	(1,716,112)
Net change in unrealized appreciation	10,967,413	10,330,346
Net increase in net assets resulting from operations	19,237,806	9,722,181
Distributions to Shareholders:	(513,431)	(1,149,910)
Shareholder Transactions:
Proceeds from shares sold	73,449,195	—
Cost of shares redeemed	(31,255,977)	(27,642,715)
Net increase (decrease) in net assets resulting from shareholder transactions	42,193,218	(27,642,715)
Increase (Decrease) in net assets	60,917,593	(19,070,444)
Net Assets:
Beginning of year	67,277,057	86,347,501
End of year	$128,194,650	$67,277,057
Changes in Shares Outstanding:
Shares outstanding, beginning of year	2,800,001	4,075,001
Shares sold	2,175,000	—
Shares redeemed	(1,100,000)	(1,275,000)
Shares outstanding, end of year	3,875,001	2,800,001
The accompanying notes are an integral part of these financial statements.
20 Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 6, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$36.27	$31.76	$29.98	$24.36	$24.06
Investment operations:
Net investment income(2)	0.37	0.50	0.39	0.33	0.24
Net realized and unrealized gain	6.46	4.51	1.77	5.57	0.33
Total from investment operations	6.83	5.01	2.16	5.90	0.57
Distributions to Shareholders from:
Net investment income	(0.39)	(0.50)	(0.36)	(0.28)	(0.27)
Realized gains	—	(0.00)(3)	(0.02)	—	—
Total distributions	(0.39)	(0.50)	(0.38)	(0.28)	(0.27)
Net asset value, end of year/period	$42.71	$36.27	$31.76	$29.98	$24.36
Total Return at Net Asset Value	18.98%	15.95%	7.19%	24.29%	2.38%(4)
Net assets, end of year/period (000’s)	$35,238	$31,735	$45,257	$29,229	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%	0.43%	0.43%	0.43%	0.43%(5)
Net investment income	0.92%	1.50%	1.18%	1.18%	1.19%(5)
Portfolio turnover rate(6)	1.81%	65.52%(7)	0.26%	3.35%	3.38%(4)

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Less than 0.001.

(4)
Not annualized.

(5)
Annualized.

(6)
Portfolio turnover rate excludes securities received or delivered in-kind.

(7)
During the year, the fund underwent a portfolio re-balancing. As a result, investment transactions were increased during period, which caused a higher than normal turnover rate.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 21

Financial Highlights
Reality Shares DIVCON Dividend Defender ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$30.63	$27.54	$26.08	$22.44	$23.55
Investment operations:
Net investment income (loss)(2)	(0.22)	0.26	0.12	0.03	(0.04)
Net realized and unrealized gain (loss)	4.85	3.09	1.41	3.61	(1.07)
Total from investment operations	4.63	3.35	1.53	3.64	(1.11)
Distributions to Shareholders from:
Net investment income	(0.07)	(0.26)	(0.07)	—	—
Net asset value, end of year/period	$35.19	$30.63	$27.54	$26.08	$22.44
Total Return at Net Asset Value	15.12%	12.22%	5.89%	16.23%	(4.72)%(3)
Net assets, end of year/period (000’s)	$47,686	$6,126	$5,509	$3,912	$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.64%(4)	1.44%(5)	1.21%(6)	1.38%(7)	1.54%(8)(9)
Net investment income (loss)	(0.65)%	0.89%	0.42%	0.11%	(0.19)%(8)
Portfolio turnover rate(10)	23.34%(11)	57.30%(12)	36.94%	69.11%	4.18%(3)

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Not annualized.

(4)
Includes interest expense (borrowing fees) associated with short sale transactions of 0.05% and dividend expense of 0.74%.

(5)
Includes expenses and rebates associated with short sale transactions of  (0.39)% and dividend expense of 0.59%.

(6)
Includes expenses and rebates associated with short sale transactions of  (0.30)% and dividend expense of 0.66%.

(7)
Includes dividend expense on short sales of 0.53%.

(8)
Annualized.

(9)
Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.

(10)
Portfolio turnover rate excludes securities received or delivered in-kind.

(11)
Portfolio turnover excludes the purchases and sales of the Reality Shares DIVCON Dividend Guard ETF acquired on March 27, 2020 (see Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

(12)
During the year, the fund underwent a portfolio re-balancing. As a result, investment transactions were increased during period, which caused a higher than normal turnover rate.

The accompanying notes are an integral part of these financial statements.
22 Reality Shares ETF Trust

Financial Highlights
Reality Shares NASDAQ NexGen Economy ETF
For a share outstanding throughout each year/period presented.
	Year Ended October 31, 2020	Year Ended October 31, 2019	For the Period January 17, 2018(1) to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.03	$21.19	$24.00
Investment operations:
Net investment income(2)	0.29	0.34	0.21
Net realized and unrealized gain (loss)	8.97	2.86	(2.86)
Total from investment operations	9.26	3.20	(2.65)
Distributions to Shareholders from:
Net investment income	(0.21)	(0.36)	(0.16)
Net asset value, end of year/period	$33.08	$24.03	$21.19
Total Return at Net Asset Value	38.81%	15.24%	(11.09)%(3)
Net assets, end of year/period (000’s)	$128,195	$67,277	$86,348
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.68%	0.68%	0.68%(4)
Net investment income	1.01%	1.51%	1.14%(4)
Portfolio turnover rate(5)	18.39%	20.72%	31.18%(3)

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Not annualized.

(4)
Annualized.

(5)
Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.
 Reality Shares ETF Trust 23

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
The Reality Shares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on March 26, 2013 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company defined by the Investment Company Act of 1940, as amended (the “1940 Act”). At the year ended October 31, 2020, the Trust consisted of three funds: the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares NASDAQ NextGen Economy ETF (each, a “Fund”, and collectively, the “Funds”). The Reality Shares DIVCON Leaders Dividend ETF and Reality Shares DIVCON Dividend Defender ETF are each diversified funds and the Reality Shares NASDAQ NexGen Economy ETF is a non-diversified fund under the 1940 Act. Please see each Fund’s Prospectus for more information about its investment objective and principal investment strategies.
Fund	Commencement of Operations Date
Reality Shares DIVCON Leaders Dividend ETF	January 6, 2016
Reality Shares DIVCON Dividend Defender ETF	January 14, 2016
Reality Shares NASDAQ NexGen Economy ETF	January 17, 2018
The shares of Reality Shares DIVCON Leaders Dividend ETF and Reality Shares DIVCON Dividend Defender ETF are principally listed and traded on the Cboe BZX Exchange. The shares of Reality Shares NASDAQ NexGen Economy ETF are principally listed and traded on the NASDAQ Stock Market. The market price of each Fund may be below, at, or above their net asset value (“NAV”). The Funds are considered Investment Companies under U.S. generally accepted accounting principals (“U.S. GAAP”) and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
2. SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in conformity with U.S. GAAP, which require management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in its preparation of its financial statements:
Investment Transactions and Investment Income:   Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums over the lives of the respective securities, is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Foreign Taxes:   The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.
Distributions:   Distributions to shareholders from investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Cash held at broker for securities sold short:   Cash held at broker for securities sold short represents deposits with a broker or the custodian used as collateral pledged to a broker for short sales. As of the year ended October 31, Reality Shares DIVCON Dividend Defender ETF had amounts due from one broker.
Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close.

24 Reality Shares ETF

Notes to Financial Statements
October 31, 2020 (continued)
(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statements of Operations. For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rates.
Short Sales:   A Fund may sell securities it does not own as a hedge against long positions and/or in anticipation of a decline in the market value of a security. If a Fund makes a short sale, it borrows the security sold short and delivers it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow a particular security and may be obligated to remit any interest or dividends received on such borrowed security. Dividends declared on short positions open, if any, are recorded on the ex-date as an expense. The Funds may also receive rebate income from the broker resulting from the investment of proceeds from securities sold short. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. A Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. During the year ended October 31, 2020, the Reality Shares DIVCON Dividend Defender ETF engaged in short sale activity.
A Fund is required to pledge cash and/or securities to a broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with a broker as collateral for securities sold short is recorded as the asset “Cash held at broker for securities sold short” on the Statements of Assets and Liabilities, if any, and securities segregated as collateral (if any) are denoted in the Schedules of Investments. A Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security and is shown on the Statements of Operations, if any. Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime broker and custodian. Each Fund is subject to credit risk should the prime broker or custodian be unable to meet its obligations to the Funds.
3. SECURITIES VALUATION
Investment Valuation:   The NAV per share is computed as of the scheduled close of regular trading on the NYSE, ordinarily 4:00 p.m. eastern time, on each day during which the NYSE is open for trading. For purposes of calculating NAV, portfolio investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, or a major market-maker (or dealer) or (iii) based on amortized cost, which typically approximates fair value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation (long positions) or ask (short positions) quotation.
 Reality Shares ETF 25

Notes to Financial Statements
October 31, 2020 (continued)
Investments in Money Markets are valued at their closing NAV per share each business day.
Under supervision of the Board of Trustees, Reality Shares Advisors, LLC (the “Advisor”) formed a Fair Value Pricing Committee (the “Committee”) to perform certain functions as they relate to the administration and oversight of the Trust’s valuation procedures. Under these procedures, the Committee convenes on a periodic and ad-hoc basis to review pricing of such securities and instruments, and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Trust’s investments will be fair valued in accordance with its pricing policy and procedures. Securities that are valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”
When fair-value pricing is employed, the prices of securities used by the Funds to calculate NAV may differ from quoted or published prices for the same securities.
Fair Valuation Measurement:   The Financial Accounting Standards Board established a framework for measuring fair value in accordance with GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2020 is disclosed at the end of each Fund’s Schedule of Investments.
4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Advisory Fee:   Under an Advisory Agreement and subject to the supervision of the Board of Trustees, the Advisor is responsible for managing the investment activities of the Funds and the Trust’s business affairs and other administrative matters. For its services, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund at the following annual rates:
Fund	Advisory Fee
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares NASDAQ NexGen Economy ETF	0.68%
26 Reality Shares ETF

Notes to Financial Statements
October 31, 2020 (continued)
Such fees are accrued daily and paid monthly. The advisory fee is a unitary fee, whereby the Advisor has agreed to pay substantially all expenses of the Funds excluding (i) brokerage expenses and other fees, or expenses incurred in connection with the execution of portfolio securities transactions or in connection with creation and redemption transactions (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) acquired fund fees and expenses; (v) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vii) dividends and expenses associated with securities sold short, subject to any expense limitation agreements; and (viii) borrowing costs.
Expenses Associated with Securities Sold Short:   The Trust and the Advisor have entered into a written expense limitation agreement (the “Agreement”) pursuant to which the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses (borrowing fees) on securities sold short from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender ETF until at least February 28, 2021 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s aggregate interest expenses on securities sold short are below the Expense Limitation. The Agreement may be terminated: (i) by the Board of Trustees, for any reason and at any time; (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021; and (iii) by either the party, if the Advisory Agreement is terminated for any reason, effective upon the effective date of the termination of the Advisory Agreement. As of October 31, 2020 there were no fees waived and no outstanding waivers of expenses on securities sold short.
Distribution and Service Fees:   ALPS Distributors, Inc. (the “Distributor”) serves as the Trust’s Distributor. The Distributor will not distribute shares in less than Creation Units, as defined in Note 5, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.
No distribution fees are currently paid by the Trust and there are no current plans to impose a fee.
Administrator, Custodian, Accounting Agent and Transfer Agent Services:   The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Trust’s Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Transfer Agency and Services Agreement, and Custody Agreement respectively. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Chief Compliance Officer:   ALPS Fund Services, Inc., which is a related entity to the Distributor, serves as the funds CCO pursuant to a CCO agreement and receives a fee for those services paid by the Advisor.
Certain Officers of the Funds are also officers of the Advisor and ALPS Fund Services, Inc.
5. CREATION AND REDEMPTION TRANSACTIONS
Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). Because securities sold short (there are other certain restricted securities that cannot be transacted in-kind where a broker is restricted in the security) are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of each Fund. A Fund will not accept (or offer) securities sold short in the creation or redemption of its shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.
A fixed transaction fee of  $500, for standard settlement, is imposed for each Fund for each creation or redemption transaction. The fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units, as applicable. In addition to the fixed transaction fee, the Funds may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.
Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in
 Reality Shares ETF 27

Notes to Financial Statements
October 31, 2020 (continued)
the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an “Authorized Participant Agreement” with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.
6. PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the year ended October 31, 2020 were as follows:
Fund	Purchases	Sales
Reality Shares DIVCON Leaders Dividend ETF	$17,798,443	$585,817
Reality Shares DIVCON Dividend Defender ETF	2,715,483	2,922,404
Reality Shares NASDAQ NexGen Economy ETF	29,373,134	14,096,875
For the year ended October 31, 2020, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:
Fund	Purchases	Sales
Reality Shares DIVCON Leaders Dividend ETF	$2,201,934	$21,123,324
Reality Shares DIVCON Dividend Defender ETF	24,869,514	6,218,463
Reality Shares NASDAQ NexGen Economy ETF	57,840,517	30,191,313
7. PRINCIPAL RISKS
In the normal course of business, the Funds trade financial securities and instruments and enter into financial transactions where risk of potential loss exists owing to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Some risk factors affecting your investments in the Funds are set forth below:
Counterparty Risk:   Counterparty risk is assumed in transactions involving over-the-counter derivative instruments and short sales. The Funds deploying these investment strategies may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Advisor seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty exposure by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges, where possible. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Foreign Exchange Rate Risk:   (for the Reality Shares NASDAQ NexGen Economy ETF) Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Foreign Issuer Exposure Risk:   (for the Reality Shares NASDAQ NexGen Economy ETF) The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and GDRs, that are indirectly linked to the performance of foreign issuers. The Funds exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk:   The Reality Shares NASDAQ NexGen Economy ETF may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. As a result, the
28 Reality Shares ETF

Notes to Financial Statements
October 31, 2020 (continued)
Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly. The Index components, and thus the Fund's investments, are concentrated (i.e., 25% or more of its assets) in securities issued by companies in the industries described below. The industries in which the Index components, and thus the Fund's investments, may be concentrated will vary as the composition of the Index changes over time.
Software & Services Industry:    As a result of the Reality Shares NASDAQ NexGen Economy ETF's concentration in the Software & Services Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Software & Services Industry Group may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, changing domestic demand and heavy expenses incurred for research and development of products that prove unsuccessful. Furthermore, the market for products produced by companies in the Software & Services Industry Group is characterized by rapidly changing technology, rapid product obsolescence, and cyclical market patterns, all of which may affect the success of software and software services companies. The Software & Services Industry Group is a separate industry group comprising the Information Technology Sector.
Market Risk:   Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Funds’ portfolio holdings are influenced by many factors. There can be no guarantees these strategies will be successful. As a result, the performance of each Fund could vary from its stated objective.
Coronavirus Risk:   A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance as well as the operations of the Trust. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers, disrupt the Funds’ operations, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of COVID-19 and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.
Non-Diversification Risk:    The Reality Shares NASDAQ NexGen Economy ETF is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.
Short Sales Risk:   (for the Reality Shares DIVCON Dividend Defender ETF when deployed) A short sale involves the sale of a security that the Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause a Fund to incur expenses related to dividends and borrowing securities. There can be no guarantee that a stock included in the short portfolio of the requisite benchmark index will be available on the open market for a Fund to sell short. Under these circumstances, a Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the short portfolio were available. However, such strategy may not provide successful, and a Fund could experience a loss or its performance could deviate from the performance of its benchmark index.
Each Fund’s prospectus and SAI contains a complete description of the principal risks of investing in each Fund.
 Reality Shares ETF 29

Notes to Financial Statements
October 31, 2020 (continued)
8. FEDERAL INCOME TAX
Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in each Fund on the applicable record date, at least annually. Net realized capital gains, if any, will be distributed by each Fund at least annually. The amount of dividends distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.
Management evaluates each Fund’s tax position to determine if the tax position taken meets the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax position taken on federal, state and local income tax returns for all open tax years (since inception), and has concluded that no provisions for federal, state and local income tax are required in any of the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
At October 31, 2020, the cost of investments and net unrealized appreciation (depreciation) on investments, securities sold short, and currency for federal income tax cost purposes were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Net Unrealized Appreciation (Depreciation) on Currency and Securities Sold Short
Reality Shares DIVCON Leaders Dividend ETF	$28,137,768	$7,841,124	$(742,621)	$7,098,503	$
Reality Shares DIVCON Dividend Defender ETF	36,871,873	4,244,399	(2,239,914)	2,004,485		—
Reality Shares NASDAQ NexGen Economy ETF	123,693,129	16,825,600	(12,646,651)	4,178,949		3,514
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.
Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/(Losses)
Reality Shares DIVCON Leaders Dividend ETF	$28,368	$—	$(2,071,466)	$7,098,503	$5,055,405
Reality Shares DIVCON Dividend Defender ETF	—	—	(2,165,353)	2,004,485	(160,868)
Reality Shares NASDAQ NexGen Economy ETF	378,913	—	(5,457,594)	4,182,463	(896,218)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily owing to the tax treatment of realized gains and losses on in-kind transactions and merger related adjustments.
At October 31, 2020, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:
Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Reality Shares DIVCON Leaders Dividend ETF	$(2,776,242)	$2,776,242
Reality Shares DIVCON Dividend Defender ETF	(2,418,764)	2,418,764
Reality Shares NASDAQ NexGen Economy ETF	(9,437,541)	9,437,541
30 Reality Shares ETF

Notes to Financial Statements
October 31, 2020 (continued)
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:
	2020			2019
Fund	Ordinary Income	Long-Term Capital Gains	Return Of Capital	Ordinary Income	Long-Term Capital Gains	Return Of Capital
Reality Shares DIVCON Leaders Dividend ETF	$321,796	$—	$—	$568,034	$—	$—
Reality Shares DIVCON Dividend Defender ETF	14,654	—	—	46,093*	—	—
Reality Shares NASDAQ NexGen Economy ETF	513,431	—	—	1,149,910	—	—

*
This amount does not include Reality Shares DIVCON Dividend Guard ETF.

For the tax year ended October 31,2020, the Reality Shares DIVCON Dividend Defender ETF deferred late year ordinary losses of  $143,558.
At October 31, 2020, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains:
Fund	Non-Expiring Short Term Losses	Non-Expiring Long Term Losses	Total
Reality Shares DIVCON Leaders Dividend ETF	$365,987	$1,705,479	$2,071,466
Reality Shares DIVCON Dividend Defender ETF	1,866,237*	155,558	2,021,795
Reality Shares NASDAQ NexGen Economy ETF	3,556,480	1,901,114	5,457,594

*
Includes losses of  $1,544,809 that are subject to IRC Section 382 limitation as a result of the Funds Merger with Reality Shares DIVCON Dividend Guard ETF. Utilization of these carry forwards is limited to a maximum of  $164,767 per year.

For the tax year ended October 31,2020, the Reality Shares DIVCON Leaders Dividend ETF utilized $123,706 of capital loss carry forward.
9. REORGANIZATION
On December 12, 2019, the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Reality Shares DIVCON Dividend Guard ETF (the “Acquired Fund”) with and into the Reality Shares DIVCON Dividend Defender ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).
The Reorganization is a tax-free transaction. Reality Shares Advisors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization. The Reality Shares DIVCON Dividend Defender ETF elected to maintain the tax cost basis of investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable for tax purposes.
The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, a Combined Information Statement and Prospectus that contains more information about the Reorganization and the Surviving Fund has been mailed to Acquired Fund shareholders. The Reorganization occurred on March 27, 2020.
On the reorganization date, the Acquired Fund had the following total investment cost and value, representing the principal assets acquired by the Surviving Fund:
Acquired Fund	Total Investment Value	Total Investment Cost
Reality Shares DIVCON Dividend Guard ETF	$10,085,145	$10,976,809
The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.
 Reality Shares ETF 31

Notes to Financial Statements
October 31, 2020 (concluded)
The acquisition was accomplished by a tax-free exchange of the following shares on March 27, 2020:
Acquired Fund	Surviving Fund
Reality Shares DIVCON Dividend Guard ETF	Reality Shares DIVCON Dividend Defender ETF
Shares	Shares	Value
450,000	330,060	$10,108,401
For financial reporting purposes, assets received and shares issued by the Surviving Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to reflect the tax-free status of the acquisition.
The net assets and net unrealized (depreciation) immediately before the acquisition were as follows:
Acquired Fund		Surviving Fund
Reality Shares DIVCON Dividend Guard ETF		Reality Shares DIVCON Dividend Defender ETF
Net Assets	Unrealized Appreciation (Depreciation) on Investments	Net Assets
$10,108,401	$(891,664)	$12,250,379
The net assets for Reality Shares DIVCON Dividend Defender ETF, the Surviving Fund, immediately after the acquisition were $22,358,780.
Assuming the acquisition had been completed on November 1, 2020, the Surviving Fund’s unaudited pro forma results of operations for the year ended October 31, 2020 would have been as follows:
Surviving Fund	Net Investment Income	Net realized and unrealized gain (loss) on Investments	Net increase in net assets resulting from operations
Reality Shares DIVCON Dividend Defender ETF	$(95,059)	$2,772,216	$2,677,157
Since both the Acquired Fund and the Surviving Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Since the combined investment Funds had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Surviving Fund’s Statement of Operations since March 27, 2020.
10. SUBSEQUENT EVENT
At a Special Meeting of Shareholders held on November 20, 2020, shareholders of the Trust's Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares Nasdaq NexGen Economy ETF (each, a “Target Fund”) approved the reorganization of each Target Fund with and into a corresponding series of Siren ETF Trust (each, an “Acquiring Fund”) (the “Reorganization”). Pursuant to the Reorganization, each Acquiring Fund acquired all of the assets and liabilities of its corresponding Target Fund in exchange for shares of that Acquiring Fund. The Reorganization occurred on November 23, 2020. Information related to the shareholder vote is included below.
Outstanding Shares	Shares Voted	For	Against	Abstain
Reality Shares DIVCON Leaders Dividend ETF
775,000	314,107	274,010	5,216	34,881
Reality Shares DIVCON Defender ETF
905,051	451,249	394,521	11,367	45,361
Reality Shares Nasdaq NexGen Economy ETF
2,950,000	989,418	809,956	30,184	149,278
32 Reality Shares ETF

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Reality Shares ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reality Shares ETF Trust comprising the funds listed below (the “Funds”) as of October 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017, and for the period from January 6, 2016 (commencement of operations) through October 31, 2016
Reality Shares DIVCON Dividend Defender ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018 2017, and for the period from January 14, 2016 (commencement of operations) through October 31, 2016
Reality Shares NASDAQ NexGen Economy ETF	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, and for the period from January 17, 2018 (commencement of operations) through October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2016.
COHEN & COMPANY, LTD.
Cleveland, Ohio
December 29, 2020
 Reality Shares ETF Trust 33

Board of Trustees and Officers (Unaudited)
The business of the Trust is managed by the Board of Trustees. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his/her successor is duly elected or appointed and qualified.
The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the public directorships held by the Trustees.
Interested Trustees
Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	3	None
Independent Trustees
Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	3	Municipal Securities Rulemaking Board
Robert J. Buscher (Born: 1958)	Trustee (since 2018)	Chief Financial Officer of Pacific Ridge School (2012 – present)	3	None

(1)
Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 920, San Diego, California 92101.

(2)
Each Trustee shall serve until death, resignation or removal.

(3)
The term “Fund Complex” refers to the Trust.

(4)
Mr. Rosen may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser and/or its affiliates.

Trust Officers
Name, Address(5) and Age	Position with Trust and Length of Term(6)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – present)

(5)
The business address of Mr. Ervin is 402 West Broadway, Suite 920, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

(6)
Each Officer shall serve until death, resignation or removal.

The Funds Statements of Additional Information (“SAI”) has additional information about the Trust’s Board of Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.
34 Reality Shares ETF Trust

Liquidity Risk
Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”), the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Fund liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The Reality Shares Liquidity Committee (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from compliance and trading functions.
Each of the Funds qualifies as an “In-Kind ETF” under the Liquidity Rule, which means that it meets redemptions through in-kind transfers of securities and assets other than a de minimis amount of cash. In-Kind ETFs are exempt from certain Liquidity Rule requirements. The Program includes provisions regarding the maintenance of In-Kind ETF status.
At its April 1, 2020 meeting, the Board of Trustees (“Board”) reviewed a written report prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule. Among other things, this report summarized the Administrator’s annual liquidity risk assessment, testing for In-Kind ETF status and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The report noted the Administrator’s conclusion that the implementation and ongoing operation of the Program and related procedures were adequate and effective in managing the Funds’ liquidity risk.
 Reality Shares ETF Trust 35

Supplemental Information (Unaudited)
Proxy Voting Policies, Procedures and Record
A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record as applicable for the most recent twelve-month period ended October 31, 2020 is available, without charge upon request, by calling (855) 595-0240. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q (prior to March 31, 2020) or Form N-PORT (after March 31, 2020). Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q or Form N-PORT by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.
Premium/Discount Information
Information about the differences between the daily market price on the secondary market for the shares of each Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.realityshares.com.
Federal Tax Status of Dividends during the Tax Year
For the fiscal year ended October 31, 2020, the Fund’s report, in accordance with Section 854 of the Internal Revenue Code, the following percentages of ordinary income distributions paid as qualified dividend income (QDI) and eligible for corporate dividends received deduction (DRD):
Fund	QDI	DRD
Reality Shares Divcon Leaders Dividend ETF	100.00%	100.00%
Reality Shares Divcon Dividend Defender ETF	100.00%	100.00%
Reality Shares Nasdaq NexGen Economy ETF	100.00%	49.64%
The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:
Fund	Gross Foreign Income	Foreign Taxes Paid
Reality Shares Divcon Leaders Dividend ETF	—	—
Reality Shares Divcon Dividend Defender ETF	—	—
Reality Shares Nasdaq NexGen Economy ETF	1,381,170	91,588
In January 2021, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2020.
36 Reality Shares ETF Trust

Investment Advisor
Reality Shares Advisors, LLC
402 W Broadway, Suite 2800
San Diego, CA 92101
Custodian/Fund Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Cohen & Company Ltd.
1350 Euclid Avenue., Suite 800
Cleveland, OH 44115
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Item 2. Code of Ethics.

(a)	Reality Shares ETF Trust (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments to the Code of Ethics during the period covered by this report. The Code of Ethics is attached hereto as Exhibit (a)(1).

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Robert Buscher, a member of the Board of Trustees and its Audit Committee, is qualified to serve as an audit committee financial expert and is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 for 2019 and $44,000 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $23,000 for 2019 and $9,000 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

REALITY SHARES ETF TRUST

Audit and Non-Audit Services Pre-Approval Policy

A. Policy

The Audit Committee will pre-approve any engagement of the independent auditors, including fees and compensation to be paid to the independent auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

B. Prohibited and Conditionally Prohibited Non-Audit Services

The independent auditors may not provide (except as described below) any of the following services to the Trust and the Trust’s investment advisor.

1.	Conditionally Prohibited Non-Audit Services

The following services may be provided if the Trust and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Trusts financial statements:

-	Bookkeeping
-	Financial information systems design and implementation
-	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
-	Actuarial services
-	Internal audit outsourcing services

2.	Prohibited Non-Audit Services

- Management functions or human resources

- Broker or dealer, investment adviser or investment banking services

- Legal services and expert services unrelated to the audit

- Any other service that the Public Company Accounting Oversight Board determined by regulation, is prohibited.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $23,000 for 2019 and $9,000 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee consisting of all the independent Trustees of the Registrant. The members of the audit committee are Robert Buscher and Nathaniel Singer.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Reality Shares ETF Trust

By (Signature and Title):	/s/Eric R. Ervin
Eric R. Ervin, President
(principal executive officer)

Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/Eric R. Ervin
Eric R. Ervin, President
(principal executive officer)

Date: December 30, 2020

By (Signature and Title):	/s/Kasey Price
Kasey Price, Treasurer
(principal financial officer)

Date: December 30, 2020